Exhibit 21

As of this date the Registrant has no subsidiaries. The following are subsidiaries of the Newkirk Master Limited Partnership:
Newkirk GP Holding LLC	Delaware
MLP Manager Corp.	Delaware
Newkirk 21AT GP LLC	Delaware
Newkirk Alake GP LLC	Delaware
Newkirk Albeau GP LLC	Delaware
Newkirk Altenn GP LLC	Delaware
Newkirk Alwood GP LLC	Delaware
Newkirk Ateb GP LLC	Delaware
Newkirk Avrem GP LLC	Delaware
Newkirk Basot GP LLC	Delaware
Newkirk Bedcar GP LLC	Delaware
Newkirk Bethplain GP LLC	Delaware
Newkirk Bluff GP LLC	Delaware
Newkirk Boford GP LLC	Delaware
Newkirk Bradall GP LLC	Delaware
Newkirk Calane GP LLC	Delaware
Newkirk Calcraf GP LLC	Delaware
Newkirk Carolion GP LLC	Delaware
Newkirk Clifmar GP LLC	Delaware
Newkirk Colane GP LLC	Delaware
Newkirk Croydon GP LLC	Delaware
Newkirk Dalhill GP LLC	Delaware
Newkirk Dautec GP LLC	Delaware
Newkirk Daytower GP LLC	Delaware
Newkirk Denport GP LLC	Delaware
Newkirk Denville GP LLC	Delaware
Newkirk Elport GP LLC	Delaware
Newkirk Elway GP LLC	Delaware
Newkirk Feddata GP LLC	Delaware
Newkirk Flamont GP LLC	Delaware
Newkirk Gersant GP LLC	Delaware
Newkirk Hazelport GP LLC	Delaware
Newkirk Jackson Street GP LLC	Delaware
Newkirk Jacway GP LLC	Delaware
Newkirk JLE Way GP LLC	Delaware
Newkirk Johab GP LLC	Delaware
Newkirk JVF GP LLC	Delaware
Newkirk Lando GP LLC	Delaware
Newkirk Lanmar GP LLC	Delaware
Newkirk Larloosa GP LLC	Delaware
Newkirk Leyden GP LLC	Delaware
Newkirk Liroc GP LLC	Delaware
Newkirk Lybster GP LLC	Delaware
Newkirk Marbax GP LLC	Delaware
Newkirk Martall GP LLC	Delaware
Newkirk Merday GP LLC	Delaware
Newkirk Mesa GP LLC	Delaware
Newkirk Midlem GP LLC	Delaware
Newkirk Montal GP LLC	Delaware
Newkirk Newal GP LLC	Delaware
Newkirk Orper GP LLC	Delaware
Newkirk Pinmar GP LLC	Delaware
Newkirk Pinole GP LLC	Delaware
Newkirk Plecar GP LLC	Delaware

Newkirk Porto GP LLC	Delaware
Newkirk Renlake GP LLC	Delaware
Newkirk Sablemart GP LLC	Delaware
Newkirk Salistown GP LLC	Delaware
Newkirk Sandnord GP LLC	Delaware
Newkirk Santex GP LLC	Delaware
Newkirk Segair GP LLC	Delaware
Newkirk Seguine GP LLC	Delaware
Newkirk Silward GP LLC	Delaware
Newkirk Simval GP LLC	Delaware
Newkirk Skoob GP LLC	Delaware
Newkirk Spokmont GP LLC	Delaware
Newkirk Statmont GP LLC	Delaware
Newkirk Sunway GP LLC	Delaware
Newkirk Supergar GP LLC	Delaware
Newkirk Superline GP LLC	Delaware
Newkirk Superwest GP LLC	Delaware
Newkirk Suteret GP LLC	Delaware
Newkirk Syrcar GP LLC	Delaware
Newkirk Texford GP LLC	Delaware
Newkirk Vegpow GP LLC	Delaware
Newkirk Vegrouge GP LLC	Delaware
Newkirk Vengar GP LLC	Delaware
Newkirk Walando GP LLC	Delaware
Newkirk Walcreek GP LLC	Delaware
Newkirk Walmad GP LLC	Delaware
Newkirk Washtex GP LLC	Delaware
Newkirk Wybanco GP LLC	Delaware
Newkirk 21AT L.P.	Delaware
Newkirk Alake L.P.	Delaware
Newkirk Albeau L.P.	Delaware
Newkirk Altenn L.P.	Delaware
Newkirk Alwood L.P.	Delaware
Newkirk Ateb L.P.	Delaware
Newkirk Avrem L.P.	Delaware
Newkirk Basot L.P.	Delaware
Newkirk Bedcar L.P.	Delaware
Newkirk Bethplain L.P.	Delaware
Newkirk Bluff L.P.	Delaware
Newkirk Boford L.P.	Delaware
Newkirk Bradall L.P.	Delaware
Newkirk Calane L.P.	Delaware
Newkirk Calcraf L.P.	Delaware
Newkirk Carolion L.P.	Delaware
Newkirk Clifmar L.P.	Delaware
Newkirk Colane L.P.	Delaware
Newkirk Croydon L.P.	Delaware
Newkirk Dalhill L.P.	Delaware
Newkirk Dautec L.P.	Delaware
Newkirk Daytower L.P.	Delaware
Newkirk Denport L.P.	Delaware
Newkirk Denville L.P.	Delaware
Newkirk Elport L.P.	Delaware
Newkirk Elway L.P.	Delaware
Newkirk Feddata L.P.	Delaware
Newkirk Flamont L.P.	Delaware

Newkirk Gersant L.P.	Delaware
Newkirk Hazelport L.P.	Delaware
Newkirk Jackson Street L.P.	Delaware
Newkirk Jacway L.P.	Delaware
Newkirk JLE Way L.P.	Delaware
Newkirk Johab L.P.	Delaware
Newkirk JVF L.P.	Delaware
Newkirk Lando L.P.	Delaware
Newkirk Lanmar L.P.	Delaware
Newkirk Larloosa L.P.	Delaware
Newkirk Leyden L.P.	Delaware
Newkirk Liroc L.P.	Delaware
Newkirk Lybster L.P.	Delaware
Newkirk Marbax L.P.	Delaware
Newkirk Martall L.P.	Delaware
Newkirk Merday L.P.	Delaware
Newkirk Mesa L.P.	Delaware
Newkirk Midlem L.P.	Delaware
Newkirk Montal L.P.	Delaware
Newkirk Newal L.P.	Delaware
Newkirk Orper L.P.	Delaware
Newkirk Pinmar L.P.	Delaware
Newkirk Pinole L.P.	Delaware
Newkirk Plecar L.P.	Delaware
Newkirk Porto L.P.	Delaware
Newkirk Renlake L.P.	Delaware
Newkirk Sablemart L.P.	Delaware
Newkirk Salistown L.P.	Delaware
Newkirk Sandnord L.P.	Delaware
Newkirk Santex L.P.	Delaware
Newkirk Segair L.P.	Delaware
Newkirk Seguine L.P.	Delaware
Newkirk Silward L.P.	Delaware
Newkirk Simval L.P.	Delaware
Newkirk Skoob L.P.	Delaware
Newkirk Spokmont L.P.	Delaware
Newkirk Statmont L.P.	Delaware
Newkirk Sunway L.P.	Delaware
Newkirk Supergar L.P.	Delaware
Newkirk Superline L.P.	Delaware
Newkirk Superwest L.P.	Delaware
Newkirk Suteret L.P.	Delaware
Newkirk Syrcar L.P.	Delaware
Newkirk Texford L.P.	Delaware
Newkirk Vegpow L.P.	Delaware
Newkirk Vegrouge L.P.	Delaware
Newkirk Vengar L.P.	Delaware
Newkirk Walando L.P.	Delaware
Newkirk Walcreek L.P.	Delaware
Newkirk Walmad L.P.	Delaware
Newkirk Washtex L.P.	Delaware
Newkirk Wybanco L.P.	Delaware
Newkirk MLP Unit LLC	Delaware
NK Remainder Interest LLC	Delaware
Newkirk Capital LLC	Delaware
Newkirk Asset Management LLC	Delaware

Newkirk Finco LLC	Delaware
NK-Leyden GP LLC	Delaware
NK-Leyden Loan, L.P.	Delaware
NK-Dautec GP, LLC	Delaware
NK-Dautec Loan, L.P.	Delaware
Newkirk GP LLC	Delaware
Sue LLC	Delaware
Jess LLC	Delaware
SkiKid LLC	Delaware
NK First Loan E Certificate LLC	Delaware
NK First Loan F Certificate LLC	Delaware
NK First Loan G Certificate LLC	Delaware